UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
February 28, 2007
Date of Report (date of earliest event reported)

HYPERION SOLUTIONS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26934 (Commission File Number)	77-0277772 (IRS Employer Identification Number)
5450 Great America Parkway
Santa Clara, California 95054
(Address of principal executive offices, including zip code)
(408) 744-9500
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 3.03 Material Modification of Rights of Securityholders.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 2.2
EXHIBIT 4.1
EXHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement.
Merger Agreement
On February 28, 2007, Hyperion Solutions Corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Oracle Corporation (“Oracle”) and Hotrod Acquisition Corporation, a wholly-owned subsidiary of Oracle (“Merger Subsidiary”), providing for the merger of Hotrod Acquisition Corporation with and into the Company (the “Merger”). Following the consummation of the Merger, the Company will be a wholly-owned subsidiary of Oracle.
Under the terms of the Merger Agreement, Merger Subsidiary has agreed to make a cash tender offer for all outstanding shares of the Company common stock at $52.00 per share. As soon as practicable following the completion of the offer, Merger Subsidiary has agreed to effect the merger described above. At the effective time of the Merger, each issued and outstanding share of the Company’s common stock (other than (a) shares owned by Oracle or Merger Subsidiary, which will be cancelled without consideration, (b) shares held by shareholders who are entitled to and have properly exercised dissenters’ rights under Delaware law and (c) shares of restricted stock, which will be assumed by Oracle) will be converted into the right to receive $52.00 in cash.
The Company has made various representations and warranties and agreed to specified covenants in the Merger Agreement, including covenants relating to the Company’s conduct of its business between the date of the Merger Agreement and the closing of the Merger, restrictions on solicitation of proposals with respect to alternative transactions, governmental filings and approvals, public disclosures and other matters.
The Merger Agreement contains certain termination rights of Oracle and the Company and provides that, upon the termination of the Merger Agreement under specified circumstances, the Company will be required to pay Oracle a termination fee of $99 million.
The consummation of the tender offer and the completion of the Merger is subject to specified conditions, including regulatory approvals.
The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement and the Tender and Support Agreement, which are attached hereto as Exhibit 2.1 and Exhibit 2.2, respectively, and are incorporated herein by reference. The Merger Agreement and the Tender and Support Agreement have been attached to provide investors with information regarding their terms. They are not intended to provide any other factual information about the Company or Oracle. In particular, the assertions embodied in the Company’s representations and warranties contained in the Merger Agreement are qualified by information in the disclosure schedule provided by the Company to Oracle in connection with the signing of the Merger Agreement. This disclosure schedule contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the Company and Oracle rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about the Company or Oracle.
Amendment of Rights Agreement
The disclosure in Item 3.03 is incorporated in this Item 1.01 by reference. Computershare Trust Company, Inc. is the transfer agent for the Company’s common stock.

Item 3.03 Material Modification of Rights of Securityholders.
On February 28, 2007, prior to the execution of the Merger Agreement, the board of directors of the Company approved the Second Amendment (the “Amendment”) to the Rights Agreement, dated as of June 15, 1998 between the Company and Computershare Trust Company, Inc. (f/k/a Equiserve Trust Company, N.A., f/k/a BankBoston, N.A), as rights agent (the “Rights Agent”), as amended (as so amended by the Amendment, the “Rights Agreement”).
The Amendment, among other things, renders the Rights Agreement inapplicable to the merger, the Merger Agreement and the transactions contemplated thereby. In addition, the Amendment provides that neither Parent, Merger Subsidiary nor any of their affiliates will become an “Acquiring Person” (as such term is defined in the Rights Agreement), none of a “Shares Acquisition Date”, a “Distribution Date”, or a “Section 11(a)(ii) Trigger Date” (each as defined in the Rights Agreement) shall occur, and that “Company Rights” (as such term is defined in the Merger Agreement) will not separate from shares of Company common stock, in each case, by reason of the approval or execution of the Merger Agreement, the announcement or consummation of the Merger, the Merger Agreement or the transactions contemplated thereby. The Amendment also provides that the Rights Agreement shall expire immediately prior to the Effective Time (as defined in the Merger Agreement) if the Rights Agreement has not otherwise terminated. If the Merger Agreement is terminated, the changes to the Rights Agreement pursuant to the Amendment will be of no further force and effect.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.
Item 8.01 Other Events.
On March 1, 2007, the Company and Oracle issued a joint press release relating to the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of February 28, 2007, by and among Hyperion Solutions Corporation, Oracle Corporation and Hotrod Acquisition Corporation*
2.2	Form of Tender and Support Agreement, dated as of February 28, 2007, by and among Oracle Corporation, Hotrod Acquisition Corporation and the individuals listed on Annex I thereto*
4.1	Second Amendment to Rights Agreement, dated as of February 28, 2007
99.1	Press release, dated March 1, 2007

*	Excludes schedules, exhibits and certain annexes, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERION SOLUTIONS CORPORATION
Date: March 1, 2007	By:	/s/ Godfrey R. Sullivan
		Name:	Godfrey R. Sullivan
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of February 28, 2007, by and among Hyperion Solutions Corporation, Oracle Corporation and Hotrod Acquisition Corporation*
2.2	Form of Tender and Support Agreement, dated as of February 28, 2007, by and among Oracle Corporation, Hotrod Acquisition Corporation and the individuals listed on Annex I thereto*
4.1	Amendment to Rights Agreement, dated as of February 28, 2007
99.1	Press release, dated March 1, 2007

*	Excludes schedules, exhibits and certain annexes, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request.